UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KILROY REALTY CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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KILROY REALTY CORPORATION

12200 West Olympic Blvd., Suite 200, Los Angeles, CA 90064

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on Wednesday, May 27, 2009

The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/krc

KILROY REALTY CORPORATION

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 13, 2009 to facilitate timely delivery.

BAR CODE RESTRICTED AREA

Dear Kilroy Realty Corporation Stockholder:

The 2009 Annual Meeting of Stockholders of Kilroy Realty Corporation (the “Company”) will be held at the Company’s principal executive offices, 12200 West Olympic Blvd., Suite 200, Los Angeles, CA 90064 on Wednesday, May 27, 2009, at 9:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	To consider and act upon a Company proposal to amend the Company’s articles of incorporation, as amended and supplemented, to declassify the Company’s Board of Directors (the “Board”);
(2)	If Proposal 1 is approved, to elect six directors to the Board to serve until the annual meeting of stockholders in the year 2010, and until their successors are duly elected and qualify. If Proposal 1 is not approved, to elect two directors to the Board to serve until the annual meeting of stockholders in the year 2012, and until their successors are duly elected and qualify;
(3)	To consider and act upon a Company proposal to amend the Kilroy Realty 2006 Incentive Award Plan; and
(4)	To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

The Board recommends a vote “FOR” Items 1, 2 and 3.

The Board of Directors has fixed the close of business on March 25, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
i
You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number	g

46743

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Meeting Location:

Kilroy Realty Corporation

12200 West Olympic Blvd., Suite 200

Los Angeles, CA 90064

The following materials are available for you to review online:

•	the Company’s Proxy Statement (including all attachments thereto);
•	the Proxy Card;
•	the Company Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number)

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688),
Email :	shrrelations@bnymellon.com
Internet	http://bnymellon.mobular.net/bnymellon/krc.

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST

A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Kilroy Realty Corporation are available to review at:

http://bnymellon.mobular.net/bnymellon/krc

Have this notice available when you request a PAPER copy of the Proxy Materials,

When you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above website.

On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.